UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 19, 2007
___________________________________

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-16531 (COMMISSION FILE NUMBER)	06-159-7083 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue New York, New York 10171 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 19, 2007, the Board of Directors of the Corporation (the “Board”) amended the Corporation’s By-Laws by (i) revising Article II, Section 2.4 thereof to clarify how notice of a special meeting of the Board should be delivered, including by electronic means, (ii) revising Article V, Section 5.1 thereof to expressly permit the issuance of shares of the Corporation in book entry form, and (iii) adding a new Article VII thereto with respect to delivery of notices to shareholders by electronic means. The By-Laws were previously filed with the Securities and Exchange Commission on June 12, 2001 as Exhibit 3.3 to Amendment No. 5 to the Corporation’s Registration Statement on Form S-1 and an amendment thereto was previously filed with the Commission on December 7, 2005 as Exhibit 3.2 to the Corporation’s Current Report on Form 8-K. A copy of the Amendment to By-Laws is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.  Description

3.1   Amendment to By-Laws of General Maritime Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            GENERAL MARITIME CORPORATION
            (Registrant)

            By: /s/ John C. Georgiopoulos
            Name: John C. Georgiopoulos
            Title:   Chief Administrative Officer

Date: April 24, 2007

EXHIBIT INDEX

Exhibit No.  Description

3.1   Amendment to By-Laws of General Maritime Corporation

4